                                                                    EXHIBIT 99.3




                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Champion Enterprises, Inc. (the "Company") on Form 10-k for the period ending December 28, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Phyllis A. Knight, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)      The Periodic Report fully complies with the requirements of
                  Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         (2) The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ PHYLLIS A. KNIGHT
------------------------------------
Phyllis A. Knight
Chief Financial Officer
Champion Enterprises, Inc.
March 26, 2003

         A signed original or this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.